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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 11, 2010

THUNDER MOUNTAIN GOLD

(Exact Name of Registrant as Specified in its Charter)

Idaho	001-08429	91-1031075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5248 W. Chinden, Boise, Idaho	83714
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 208-658-1037

1239 Parkview Drive, Elko, NV  89801  (775) 738-9826

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (3-10)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 1.01 Entry into a Material Definitive Agreement.

On April 30, 2010, Thunder Mountain Gold, Inc. initiated a private offering to purchase, in the aggregate, 1,250,000 Units. Each Unit was priced at $0.20 per Unit. Each Unit was composed of one share of common stock and 1 Series A Warrant. There was a minimum offering of 500,000 Units and a maximum offering of 2,500,000 Units. Each Unit consisted of 1 share of common stock and one Series A Warrant. The Series A Warrants are exercisable at $0.20, and upon exercise entitles the holder to one-half of a Series B Warrant. The Series A Warrants terminate upon the 18th month anniversary of the effectiveness of a Registration Statement filed under the Securities Act of 1933, for the Series A Warrants. For every whole Series B Warrant, upon exercise at $0.75 per share, a Series B Warrant Holder is entitled to one share of common stock. The Series B Warrants terminate upon the18th month anniversary of the exercise of the Series A Warrants. Series B Warrants Holders would receive certain modified “ratchet” protection against dilution. The Series B Warrants are not deemed issued unless and until the Series A Warrants are exercised. Series A Warrants and Series B Warrants (once issued) are subject to call, upon notice, in certain circumstances. Certain “piggyback” registration rights were offered in conjunction with the offering. The minimum individual subscription was $100,000.  Participation was limited to accredited investors. There was no placement agent fee paid in the offering, and no accountable or unaccountable expense allowance.

The closing date for the financing was May 11, 2010, and the Company received $250,000 in total proceeds.

The offering was believed exempt from registration pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(6) the Securities Act of 1933, as amended.  The securities offered, sold, and issued in connection with the private placement have not been or are not registered under the Securities Act of 1933, as amended, or any state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from the registration requirements.

Item 3.02 Unregistered Sales of Equity Securities.

The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)

exhibits

Exhibit Number	Description of Exhibits
4.3	Specimen Series A Warrant
4.4	Specimen Series B Warrant

SIGNATURES

FORM 8-K

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 THUNDER MOUNTAIN GOLD, INC.

                       (Registrant)

  By: /s/ E. JAMES COLLORD

  -------------------------------------------------

E.  James Collord

President, Director and Chief Executive Officer

Date:  May 11, 2010

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